EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Form S-4 Registration Statement File No. 333-50449.

ARTHUR ANDERSEN LLP

Houston, Texas
September 16, 1998